CONSOLIDATED BALANCE SHEET (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Jun. 30, 2013	Jun. 30, 2012
ASSETS
Investment securities available-for-sale, amortized cost	$ 77,067	$ 57,636
Investment securities held-to-maturity, fair value	26,956	84,059
Mortgage-backed securities held-to-maturity, fair value	139,998	79,813
Net loans receivable, allowance for loan losses	$ 307	$ 385
STOCKHOLDERS' EQUITY
Preferred stock, shares authorized	5,000,000	5,000,000
Preferred stock, no par value per share	$ 0.00	$ 0.00
Preferred stock, shares outstanding	0	0
Common stock, shares authorized	10,000,000	10,000,000
Common stock, par value per share	$ 0.01	$ 0.01
Common stock, shares issued	3,805,636	3,805,636
Treasury stock, shares at cost	1,747,706	1,747,706